ELEVENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
This Eleventh Amendment to Eighth Restated Credit Agreement (this “Eleventh Amendment”) is effective as of April 17, 2013 (the “Eleventh Amendment Effective Date”), by and among CHAPARRAL ENERGY, INC., a Delaware corporation (“Parent”), the Borrowers, JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, Parent, Borrowers, Administrative Agent, the other Agents party thereto and Lenders are parties to that certain Eighth Restated Credit Agreement dated as of April 12, 2010 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, as amended by this Eleventh Amendment); and
WHEREAS, pursuant to the Credit Agreement, the Lenders have made revolving credit loans to Borrowers; and
WHEREAS, Parent and Borrowers have requested that the Credit Agreement be amended in certain respects including, without limitation, to (i) reaffirm the Borrowing Base in an amount equal to $500,000,000, (ii) amend the Swap Agreements covenant in Section 9.18 of the Credit Agreement, and (iii) make certain other amendments thereto as more specifically described herein; and
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrowers, Administrative Agent and the Lenders hereby agree as follows:
Section 1.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Eleventh Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Eleventh Amendment Effective Date in the manner provided in this Section 1.
1.1    Amended and Restated Definitions. The definitions of “Indebtedness”, “Loan Documents” and “Swap Agreement” contained in Section 1.02 of the Credit Agreement shall be amended and restated in their entirety to read in full as follows:
“Indebtedness” means any and all amounts owing or to be owing by any Credit Party: (a) to any Agent, any Issuing Bank or any Lender under any Loan Document including, without limitation, all interest on any of the Loans (including any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Credit Party (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such case, proceeding or other action); (b) to any Secured Swap Provider under any Swap Agreement including any Swap Agreement in existence prior to the date hereof, but excluding any additional transactions or confirmations entered into (i) after such Secured Swap Provider ceases to be a Lender or an Affiliate of a Lender or (ii) after assignment by a Secured Swap Provider to another Secured Swap Provider that is not a Lender or an Affiliate of a Lender; (c) to any Banking Services Provider for Banking Services; and (d) all renewals, extensions and/or rearrangements of any of the above whether such Person (or in the case of its Affiliate, the Person affiliated therewith) remains a Lender hereunder; provided that solely with respect to any Credit Party that is not an “eligible contract participant” under the Commodity Exchange Act, Excluded Swap Obligations of such Credit Party, as applicable, shall in any event be excluded from “Indebtedness” owing by such Credit Party.
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Certificate of Effectiveness, and the Security Instruments.
“Swap Agreements” means any agreement with respect to any swap, cap, floor, collar, forward, future or derivative transaction or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions and any transaction confirmations entered into under any of the foregoing (including any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act), but excluding any agreements, contracts or transactions that are for the sale of Hydrocarbons in the ordinary course of business.
1.2    Additional Definitions. Section 1.02 of the Credit Agreement shall be amended to add the following definitions to such Section in appropriate alphabetical order:
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute or any regulations promulgated thereunder.
“Eleventh Amendment” means that certain Eleventh Amendment to Eighth Restated Credit Agreement dated effective as of April 17, 2013, among Parent, Borrowers, Administrative Agent and the Lenders party thereto.
“Excluded Swap Obligation” means, with respect to any Credit Party individually determined on a Credit Party by Credit Party basis, any Indebtedness in respect of any Swap Agreement if, and solely to the extent that, all or a portion of the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Indebtedness in respect of any Swap Agreement (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guarantee or grant of a security interest becomes effective with respect to such related Indebtedness in respect of any Swap Agreement.
“Qualified ECP Guarantor” means, in respect of any Swap Agreement, each Credit Party that (a) has total assets exceeding $10,000,000 at the time any guaranty of obligations under such Swap Agreement becomes effective or (b) otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
1.3    Amendment to Swap Agreements Representation and Warranty. Section 7.20 of the Credit Agreement shall be amended to add the following sentence at the end of such Section:
“Parent is a Qualified ECP Guarantor.”
1.4    New Commodity Exchange Act / Keepwell Covenant. A new Section 8.18 shall be added to the Credit Agreement immediately following Section 8.17 of the Credit Agreement and shall read in full as follows:
Section 8.18    Commodity Exchange Act Keepwell Provisions. Parent and each of the Borrowers hereby guarantees the payment and performance of all Indebtedness of each Credit Party (other than itself) and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Credit Party (other than itself) in order for such other Credit Party to honor its obligations under its respective Loan Documents to which it is a party including obligations with respect to Swap Agreements (provided, however, that Parent and each Borrower, as applicable, shall only be liable under this Section 8.18 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.18, or otherwise under this Agreement or any Loan Document, as it relates to such other Credit Parties, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of Parent and each Borrower under this Section 8.18 shall remain in full force and effect until all Indebtedness is paid in full to the Lenders, the Administrative Agent and all other Secured Parties, and all of the Lenders’ Commitments are terminated. The Borrower intends that this Section 8.18 constitute, and this Section 8.18 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
1.5    New Non-Eligible Contract Participant Covenant. A new Section 9.23 shall be added to the Credit Agreement immediately following Section 9.22 of the Credit Agreement and shall read in full as follows:
Section 9.23    Non-Eligible Contract Participant. Parent and the Borrowers will not permit any Credit Party that does not constitute an “eligible contract participant” under the Commodity Exchange Act to own, at any time, any Oil and Gas Properties or any Equity Interests in any Restricted Subsidiaries.
1.6    Amendment to Swap Agreements Covenant. Clause (a)(i) of Section 9.18 of the Credit Agreement shall be amended to replace the grid set forth therein in its entirety with following grid:

Period (relative to execution date of relevant Swap Agreement)	Percentage Limitation
	Oil	Gas	NGL
Months 1-12	100% TP	100% TP	70% PDP
Months 13-24	90% TP	90% TP	70% PDP
Months 25-36	65% TP	65% TP	0.0% TP
Months 37-66	100% PDP	100% PDP	0.0% TP

SECTION 2.    Borrowing Base Redetermination. Pursuant to Section 2.07 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Borrowing Base shall be reaffirmed at $500,000,000 effective as of the Eleventh Amendment Effective Date, and continuing until the next Scheduled Redetermination, Interim Redetermination or other redetermination of the Borrowing Base thereafter. Borrower Representative (on behalf of each Borrower), Parent and Lenders agree that the reaffirmation of the Borrowing Base provided for in this Section 2 shall be considered and deemed to be the May 1, 2013 Scheduled Redetermination.
SECTION 3.    Conditions Precedent. The effectiveness of (i) the amendments to the Credit Agreement contained in Section 1 hereof, and (ii) the reaffirmation of the Borrowing Base contained in Section 2 hereof, is subject to the satisfaction of each of the following conditions precedent:
3.1    No Default or Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing and the total Credit Exposures of all Lenders shall not exceed the Borrowing Base.
3.2    Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, including, without limitation, amendments to Mortgages, and Parent and Borrowers shall have taken such actions, as Administrative Agent may reasonably require in connection with this Eleventh Amendment and the transactions contemplated hereby.
SECTION 4.    Representations and Warranties of Borrowers. To induce the Lenders and Administrative Agent to enter into this Eleventh Amendment, Parent and Borrowers hereby jointly and severally represent and warrant to the Lenders and Administrative Agent as follows:
4.1    Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof, except to the extent such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date.
4.2    Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrowers of this Eleventh Amendment are within Parent’s and Borrowers’ corporate and limited liability company powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Parent, any Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Parent, any Borrower or any other Credit Party except Excepted Liens.
4.3    Validity and Enforceability. This Eleventh Amendment constitutes the valid and binding obligation of Parent and Borrowers enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (i) the availability of equitable remedies may be limited by equitable principles of general application.
4.4    No Default, Event of Default or Borrowing Base Deficiency. No Default or Event of Default has occurred which is continuing and the total Credit Exposures of all Lenders do not exceed the Borrowing Base.
SECTION 5.    Miscellaneous.
5.1    Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Eleventh Amendment.
5.2    Parties in Interest. All of the terms and provisions of this Eleventh Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
5.3    Legal Expenses. Parent and Borrowers hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Eleventh Amendment and all related documents.
5.4    Counterparts. This Eleventh Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Eleventh Amendment until Parent, Borrowers and the Required Lenders have executed a counterpart. Facsimiles or other electronic transmission shall be effective as originals.
5.5    Complete Agreement. THIS ELEVENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
5.6    Headings. The headings, captions and arrangements used in this Eleventh Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Eleventh Amendment, nor affect the meaning thereof.
5.7    Effectiveness. This Eleventh Amendment shall be effective automatically and without necessity of any further action by Parent, Borrowers, Administrative Agent or Lenders when counterparts hereof have been executed by Parent, Borrowers, Administrative Agent and the Required Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.
5.8    Governing Law. This Eleventh Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be duly executed by their respective Responsible Officers on the date and year first above written.
[Signature pages to follow]

PARENT:	CHAPARRAL ENERGY, INC., a Delaware corporation

By:	Mark A. Fischer, Chief Executive Officer and President

BORROWERS:
CHAPARRAL ENERGY, L.L.C.
CHAPARRAL RESOURCES, L.L.C.
CHAPARRAL CO2, L.L.C.
CEI ACQUISITION, L.L.C.
CEI PIPELINE, L.L.C.
CHAPARRAL REAL ESTATE, L.L.C.
CHAPARRAL EXPLORATION, L.L.C.
ROADRUNNER DRILLING, L.L.C.

By:	Mark A. Fischer, Manager

GREEN COUNTRY SUPPLY, INC.

By:	Mark A. Fischer, Chief Executive Officer and President

ADMINISTRATIVE AGENT/LENDER:	JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	Mark E. Olson, Authorized Officer

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:

Name:

Title:

LENDER:	ROYAL BANK OF CANADA, as a Lender
By:
Name:
Title:

LENDER:	UBS LOAN FINANCE LLC, as a Lender
By:

Name:

Title:
By:

Name:

Title:

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By:

Name:

Title:
By:

Name:

Title:

LENDER:	SOCIÉTÉ GÉNÉRALE, as a Lender
By:

Name:

Title:

LENDER:	WELLS FARGO BANK, N.A., as a Lender
By:

Name:

Title:

LENDER:	THE BANK OF NOVA SCOTIA, as a Lender
By:

Name:

Title:

LENDER:	COMERICA BANK, as a Lender
By:

Name:

Title:

LENDER:	NATIXIS, as a Lender
By:

Name:

Title:
By:

Name:

Title:

LENDER:	AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:

Name:

Title:

LENDER:	COMPASS BANK, as a Lender
By:

Name:

Title:

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:

Name:

Title:
By:

Name:

Title:

LENDER:	KEYBANK NATIONAL ASSOCIATION, as a Lender
By:

Name:

Title:

LENDER:	UNION BANK, N.A., as a Lender
By:

Name:

Title:

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:

Name:

Title:

LENDER:	GOLDMAN SACHS BANK USA, as a Lender
By:

Name:

Title:

1828448v.2 CHA715/23015    1